Exhibit 99.1

Balance Reductions

The accounts in the trust portfolio may have balance reductions granted for a number of reasons, including merchandise refunds, returns, and fraudulent charges. For the two months ended February 29, 2024, the average monthly balance reduction rate for the accounts in the trust portfolio attributable to such returns and fraud was 1.88%.

The following information regarding the trust portfolio is as of February 29, 2024:

•         total transferred receivables: $8,457,375,635;

•         principal receivables: $8,206,107,716;

•         finance charge receivables: $251,267,919; and

•         total number of accounts designated to the trust portfolio: 7,107,767.

As of February 29, 2024:

•         the accounts designated for the trust portfolio had an average total receivable balance of approximately $1,190 and an average credit limit of approximately $6,329;

•         for accounts designated for the trust portfolio, the percentage of the aggregate total receivable balance to the aggregate total credit limit was 18.8%; and

•         the average age of the accounts designated for the trust portfolio was approximately 92 months.

The following tables summarize the trust portfolio by various criteria as of February 29, 2024 for each of the program partners included in the trust portfolio.

Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding.

For purposes of the tables in this section:

•        Total Receivables Outstanding is the sum of principal receivables and finance charge receivables (which includes fee receivables) included in the trust portfolio in the period indicated.

•         Number of Accounts is the number of accounts included in the trust portfolio as of the date or in the period indicated.

Composition by Program Partner of the Trust Portfolio

Program Partner	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Sam's Club Dual Card	$2,330,517,747	27.6%	1,446,939	20.4%
TJX Dual Card	$1,723,721,027	20.4%	2,067,320	29.1%
Lowe's Private Label Credit Card	$1,195,810,305	14.1%	1,123,120	15.8%
Amazon Private Label Credit Card	$1,038,286,911	12.3%	1,068,675	15.0%
PayPal Dual Card	$874,269,743	10.3%	469,227	6.6%
Synchrony MasterCard	$513,450,263	6.1%	240,460	3.4%
American Eagle Dual Card	$367,309,494	4.3%	344,124	4.8%
JCPenney Dual Card	$264,023,426	3.1%	225,694	3.2%
Dick's Sporting Goods Dual Card	$149,986,718	1.8%	122,208	1.7%
Total	$8,457,375,635	100.0%	7,107,767	100.0%

Composition by Account Balance Range of the Trust Portfolio

Account Balance Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Credit Balance	$(15,961,152)	-0.2%	146,257	2.1%
No Balance	$-	0.0%	1,814,507	25.5%
$0.01-$500.00	$402,881,523	4.8%	2,145,159	30.2%
$500.01-$1,000.00	$572,781,457	6.8%	786,103	11.1%
$1,000.01-$2,000.00	$1,222,287,648	14.5%	841,552	11.8%
$2,000.01-$3,000.00	$1,156,506,525	13.7%	470,489	6.6%
$3,000.01-$4,000.00	$988,083,396	11.7%	284,897	4.0%
$4,000.01-$5,000.00	$838,384,741	9.9%	187,362	2.6%
$5,000.01-$6,000.00	$716,024,639	8.5%	130,792	1.8%
$6,000.01-$7,000.00	$580,966,901	6.9%	89,710	1.3%
$7,000.01-$8,000.00	$516,390,064	6.1%	68,977	1.0%
$8,000.01-$9,000.00	$387,693,257	4.6%	45,777	0.6%
$9,000.01-$10,000.00	$362,192,903	4.3%	38,115	0.5%
$10,000.01-$15,000.00	$599,648,130	7.1%	51,038	0.7%
$15,000.01-$20,000.00	$91,232,018	1.1%	5,462	0.1%
$20,000.01 or more	$38,263,587	0.5%	1,570	0.0%
Total	$8,457,375,635	100.0%	7,107,767	100.0%

Composition by Credit Limit Range of the Trust Portfolio

Credit Limit Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
$0.01-$500.00	$35,639,707	0.4%	256,072	3.6%
$500.01-$1,000.00	$131,696,563	1.6%	297,029	4.2%
$1,000.01-$2,000.00	$486,241,502	5.7%	763,706	10.7%
$2,000.01-$3,000.00	$635,572,663	7.5%	872,092	12.3%
$3,000.01-$4,000.00	$648,486,527	7.7%	734,715	10.3%
$4,000.01-$5,000.00	$632,150,242	7.5%	567,726	8.0%
$5,000.01-$6,000.00	$636,414,294	7.5%	484,103	6.8%
$6,000.01-$7,000.00	$587,114,670	6.9%	405,565	5.7%
$7,000.01-$8,000.00	$695,921,475	8.2%	455,106	6.4%
$8,000.01-$9,000.00	$456,140,088	5.4%	332,812	4.7%
$9,000.01-$10,000.00	$1,093,178,036	12.9%	674,831	9.5%
$10,000.01-$20,000.00	$2,236,941,091	26.4%	1,207,392	17.0%
$20,000.01 or more	$181,878,778	2.2%	56,618	0.8%
Total	$8,457,375,635	100.0%	7,107,767	100.0%

Composition by Account Age Range of the Trust Portfolio

Account Age Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Up to 6 Months	$-	0.0%	-	0.0%
6 Months to 12 Months	$40,284,435	0.5%	40,225	0.6%
Over 12 Months to 24 Months	$209,759,998	2.5%	229,129	3.2%
Over 24 Months to 36 Months	$418,195,918	4.9%	477,564	6.7%
Over 36 Months to 48 Months	$493,734,800	5.8%	591,323	8.3%
Over 48 Months to 60 Months	$852,022,741	10.1%	815,787	11.5%
Over 60 Months to 72 Months	$816,681,379	9.7%	682,350	9.6%
Over 72 Months to 84 Months	$948,765,506	11.2%	831,297	11.7%
Over 84 Months to 96 Months	$1,171,536,268	13.9%	803,992	11.3%
Over 96 Months to 108 Months	$940,139,854	11.1%	666,772	9.4%
Over 108 Months to 120 Months	$876,770,645	10.4%	649,221	9.1%
Over 120 Months	$1,689,484,092	20.0%	1,320,107	18.6%
Total	$8,457,375,635	100.0%	7,107,767	100.0%

Except for the applicable states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total receivables balances, as applicable, as of February 29, 2024 for each of the program partners included in the trust portfolio. Since the largest number of cardholders (based on billing addresses) whose accounts are designated for the trust portfolio were in the five states listed below, adverse economic conditions affecting cardholders residing in those areas could affect timely payment by the related cardholders of amounts due on the accounts and, accordingly, the rate of delinquencies and losses for the trust portfolio.

Composition by Billing Address of the Trust Portfolio

Billing Address	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Texas	$756,815,802	8.9%	557,064	7.8%
California	$743,595,310	8.8%	647,506	9.1%
Florida	$664,706,263	7.9%	577,175	8.1%
New York	$504,813,526	6.0%	461,264	6.5%
Pennsylvania	$436,806,319	5.2%	387,526	5.5%
Other	$5,350,638,415	63.3%	4,477,232	63.0%
Total	$8,457,375,635	100.0%	7,107,767	100.0%

Composition by Delinquency Status of the Trust Portfolio

Delinquency Status	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Current, Credit and Zero Balance	$8,004,791,664	94.6%	6,932,915	97.5%
1 – 29 Days	$192,530,198	2.3%	90,898	1.3%
30 – 59 Days	$71,607,020	0.8%	26,863	0.4%
60 – 89 Days	$55,032,497	0.7%	18,614	0.3%
90 – 119 Days	$48,067,812	0.6%	14,528	0.2%
120 – 149 Days	$45,223,995	0.5%	12,953	0.2%
150 or More Days	$40,122,449	0.5%	10,996	0.2%
Total	$8,457,375,635	100.0%	7,107,767	100.0%

Composition by VantageScore Credit Score

In determining whether to grant credit to a potential account holder, the bank scores each application based on the applicant’s credit bureau report using industry (such as a VantageScore credit score or other credit scores) and proprietary credit and fraud models and bankruptcy scorecards. VantageScore credit scores or equivalent are obtained at origination of the account and are refreshed, at a minimum quarterly, to assist in predicting customer behavior. The bank may use alternative data sources to assess applicants for whom a credit score is not available.

A VantageScore credit score is a measurement derived from a proprietary credit scoring method owned by VantageScore Solutions, LLC to determine the likelihood that credit users will pay their credit obligations in accordance with the terms of their accounts. Although VantageScore Solutions, LLC discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience) and level of utilization of available credit. VantageScore credit scores range from 300 to 850, and a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. VantageScore credit scores for any one individual may be determined by up to three independent credit bureaus and may vary by credit bureau.

VantageScore credit scores are based on independent, third-party information, the accuracy of which we cannot verify. VantageScore credit scores were not developed specifically for use in connection with credit card accounts, but for consumer credit products in general.

VantageScore credit scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by VantageScore Solutions, LLC. Because the composition of the accounts designated for the trust may change over time, this table is not necessarily indicative of credit scores at origination of the accounts or the composition of the accounts in the trust at any specific time thereafter.

The following table reflects receivables based on cardholders’ statement balances for February 2024, and the composition of accounts by VantageScore credit score as most recently refreshed:

Composition by VantageScore Credit Score Range of the Trust Portfolio

VantageScore Credit Score Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to 599	$546,534,966	6.5%
600-659	$1,605,405,332	19.0%
660-719	$2,450,805,689	29.0%
720 and above	$3,841,299,604	45.4%
No score	$13,330,044	0.2%
Total	$8,457,375,635	100.0%

Trust Portfolio - Cardholder Monthly Payment Rates

	As of February 29,	Calendar Year
	2024	2023	2022	2021	2020	2019
Lowest Month	21.84%	22.30%	22.73%	20.56%	18.65%	18.98%
Highest Month	23.60%	25.29%	26.07%	27.01%	23.52%	24.98%
Monthly Average	22.72%	23.88%	24.91%	24.92%	21.10%	21.16%

Trust Portfolio - Payment Status

	Percentage of Accounts
	As of February 29, 2024	Twelve Billing Cycles Ended in December, 2023	Twelve Billing Cycles Ended in December, 2022	Twelve Billing Cycles Ended in December, 2021	Twelve Billing Cycles Ended in December, 2020	Twelve Billing Cycles Ended in December, 2019
Less than Minimum Payment	6.85%	6.80%	6.48%	6.19%	6.77%	7.49%
Minimum Payment	16.15%	15.73%	14.24%	12.75%	13.44%	14.26%
Greater than Minimum Payment, Less than Full Payment	35.79%	35.78%	37.00%	36.69%	38.72%	38.28%
Full Payment or Greater than Full Payment	41.20%	41.69%	42.28%	44.38%	41.06%	39.97%

We cannot assure you that the cardholder monthly payment rates or the payment experience for the selected portfolio or trust portfolio in the future will be similar to the historical experience set forth in the tables above. In addition, the amount of collections of receivables may vary from month to month due to seasonal variations, general economic conditions, payment habits of individual cardholders and changes in minimum payment formulas.